UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2019

Momenta Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50797	04-3561634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney Street, Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MNTA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 10, 2019, Momenta Pharmaceuticals, Inc. (“Momenta”) entered into a settlement agreement (the “Settlement Agreement”) with the plaintiffs in the antitrust class action lawsuit pending in the United States District Court, Middle District of Tennessee (the “Court”) under the caption The Hospital Authority of Metropolitan Government of Nashville and Davidson County, Tennessee, et al. v. Momenta Pharmaceuticals, Inc., et al., Case No. 3:15-cv-01100 (the “Class Action Suit”). Under the Settlement Agreement, in consideration for a full release of Momenta from all alleged claims, Momenta has agreed to pay to plaintiffs an aggregate of $35.0 million, of which $200,000 is to be paid within five business days of the entry of the Court’s order directing notice of the settlement agreement to the class, $14.8 million is to be paid within five business days of final approval of the Settlement Agreement by the Court, and $20.0 million is to be paid on the later of 270 calendar days of the execution date of the Settlement Agreement or five business days after the final approval of the Settlement Agreement by the Court. The Settlement Agreement is subject to class notice periods and Court approval pursuant to Rule 23 of the Federal Rules of Civil Procedure and the Class Action Fairness Act (“CAFA”). Momenta denies all claims and allegations of wrongdoing made in the Class Action Suit.

Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the approval of the Settlement Agreement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, including the risk that the Settlement Agreement will not be approved by the Court and other risks referred to under the section “Risk Factors” in Momenta’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, filed with the Securities and Exchange Commission, as well as other documents that may be filed by Momenta from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, Momenta’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Momenta is providing the information in this Current Report on Form 8-K as of this date and assumes no obligations to update the information included in this Current Report on Form 8-K or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: December 10, 2019	By:	/s/ Craig A. Wheeler
Craig A. Wheeler
President and Chief Executive Officer